MFS(R)/ SUN LIFE SERIES TRUST

                              GLOBAL GROWTH SERIES

                           GLOBAL TOTAL RETURN SERIES

                              MID CAP GROWTH SERIES


Supplement to the Prospectus and Statement of Additional Information (the "SAI")

Effective July 1, 2002, for the series referenced above (the "series"), the "Principal Investment Policies" and "Principal Risks of an Investment" sections of the prospectus are revised to delete reference to the series as a non-diversified mutual fund.

The series' SAI "Definitions" section is also hereby amended, to reflect the new status of these series as a diversified series of the Trust and is restated to include reference to the following disclosure:

         The series is a diversified series of the Trust. This means that, with respect to 75% of its total assets, the series may not (1) purchase more than 10% of the outstanding voting securities of any one issuer, or (2) purchase securities of any issuer, if, as a result, more than 5% of the series' total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U.S. Government, its agencies or instrumentalities or to investments in other investment companies.


                   The date of this Supplement is July 1, 2002